UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 1, 2012

OPTi, Inc.

(Exact name of registrant as specified in its charter)

California

(State or Other Jurisdiction of Incorporation)

0-21422	77-0220697
(Commission File Number)	(IRS Employer Identification Number)

One First Street, Suite 14

Los Altos, California 94022

(Address of principal executive offices including zip code)

(650) 213-8550

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.07. Submission of Matters to a Vote of the Security Holders

SIGNATURES

Item 5.07. Submission of Matters to a Vote of Security Holders.

On or about May 1, 2012, the Company solicited the written consent of its shareholders to voluntarily wind up and dissolve the Company and adopt a Plan of Liquidation as described in the Amendment No. 1 to the Company’s Schedule 14A filed on April 30, 2012. As of May 31, 2012, the Company had received consents and non consents with respect to 8,197,155 shares, and had not received responses with respect to 3,448,748 shares. 69.7% of the outstanding shares approved the Proposal by the following vote:

Shares	Shares
Consented	Do Not Consent
8,120,706	76,449

Accordingly, the Plan of Liquidation has become effective.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2012

OPTi, Inc.

By:	/s/ Michael Mazzoni
Michael Mazzoni
Chief Financial Officer